CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE CERUS CORPORATION HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO CERUS CORPORATION IF PUBLICLY DISCLOSED

Exhibit 10.2

January 6, 2021

Erik Bosman

Senior Director, Global Supply Chain

1220 Concord Ave Suite 600, Concord, CA 94520

Re: 2020 Rebate and 2021 Pricing

Dear Mr. Bosman,

This letter confirms our agreement regarding the 2020 rebate under our current Supply and Manufacturing Agreement and the pricing we will apply in 2021.  Our agreement is as follows:

Cerus will pay the open invoices for October and November 2020 in the amount of [***] U.S.  Payment will be netted out as set forth in point four below.

1.	Cerus will also pay the “make whole” invoice for December 2020 in the amount of [***]. Payment will be netted out as set forth in point four below.

2.

Porex will credit Cerus with the rebate under our current agreement for Q1-Q3 of 2020 in the amount of [***].  There will be no rebate for Q4 2020, nor will any rebate be paid for the calendar year of 2021 or beyond. Porex will credit Cerus with a rebate of [***] regarding the 2019 rebate.

3.	The payment and credit amounts above will be netted out in one payment from Cerus to Porex in the amount of [***]. This final amount should be paid no later than December 31st, 2020.

4.

Based on the forecast by Cerus of its 2021 purchases, Porex will offer Cerus the following pricing through the end of 2021 and will begin invoicing Cerus at these prices effective January 1, 2021. These prices are subject to adjustment based on mutual agreement of the terms of the amended and restated supply agreement currently in negotiation between the parties, and currently expected to be executed in early 2021:

a.	Disks part [***]/unit
b.	Wafers part [***]/unit

                 In the event the amended and restated supply agreement currently in negotiation is not mutually agreed to before the end of 2021, pricing for 2021 will retroactively revert to pricing under the current Supply and Manufacturing Agreement and Porex will invoice Cerus for the difference in pricing.

500 Bohannon Road, Fairburn, Georgia 30213

This letter is subject to the terms of our current Supply and Manufacturing Agreement, except with respect to paragraph 5 above.

Please sign below to indicate your agreement to these terms and we look forward to continuing to build on our strong relationship in 2021.

Sincerely,

/s/ Robert Carpio III

Robert Carpio III

President Porex Corporation

Cerus Corporation

Agreed: /s/ Kevin D. Green________

Name:   Kevin D. Green___________

Date:     1/8/2021______________